                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported): March 15, 2004
----------------------------------------------------------------


               Long Beach Acceptance Auto Receivables Trust 2003-A
               ---------------------------------------------------


------------------------------------- ----------------------------------- -----------------------------------
              Delaware                            333-75958                           33-0660404
------------------------------------- ----------------------------------- -----------------------------------
  (State of Other Jurisdiction of          (Commission file Number)        (I.R.S. Employer Identification
           Incorporation)                                                                No.)
------------------------------------- ----------------------------------- -----------------------------------
       One Mack Centre Drive                                                            07652
        Paramus, New Jersey                                                           (Zip Code)
  (Address of Principal Executive
              Offices)
------------------------------------- ----------------------------------- -----------------------------------


Registrant's telephone number, including area code (201) 262-5222


                                    No Change
--------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)


ITEM: 5. OTHER EVENTS

         Information relating to distributions to Noteholders for the February 2004 Collection Period of the Registrant in respect of the Class A-1 Asset Back Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of March 1, 2003 between Long Beach Acceptance Auto Receivables Trust 2003-A, as Issuer, Long Beach Acceptance Receivables Corp. II, as Transferor, Long Beach Acceptance Corp., as Originator and Servicer and JP Morgan Chase Bank, as Back-up Servicer, Custodian and Trust Collateral Agent

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits


         Exhibit No. 99.1           Servicer's Certificate for the February 2004
                                    Collection Period for the March 15, 2004
                                    Distribution Date.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
-----------------------------------
         Michael J. Pankey
         Senior Vice President and
         Chief Financial Officer

Dated:  March 15, 2004

Exhibit No: 99-1

See attached excel file


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A


COLLECTION PERIOD:        FEBRUARY 1-29, 2004                        PAYMENT DATE:      MAR 15 2004
DETERMINATION DATE:       MAR 09 2004                                REPORT BRANCH:     2031

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                     TOTAL        CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4         CLASS A       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                  100.00%         18.20%         26.00%         27.20%         25.60%          97.00%         3.00%
Original Pool Balance       250,000,000.00  45,500,000.00  65,000,000.00  68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total          250,000,000.00  45,500,000.00  65,000,000.00  68,000,000.00  64,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts                 14,124
Class Pass Through Rates                          1.2875%        1.4910%        2.0210%        2.7730%                       8.5000%
Senior Strip                      0.25000%
Servicing Fee Rate                2.20000%
Indenture Trustee Fee             0.00350%
Custodian Fee                     0.02000%
Backup Servicer Fee               0.02150%
Insurance Premium Fee             0.35000%

Initial Weighted Average
    APR                          12.65830%
Initial Weighted Average
    Monthly Dealer
    Participation Fee Rate        0.00050%
Initial Weighted Average
    Adjusted APR (net of
    Monthly Dealer
    Participation) of
    Remaining Portfolio          12.65780%
Initial Weighted Average
    Remaining Term                   64.00
Initial Weighted Average
    Original Term                    68.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
    BALANCES                     TOTAL        CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4         CLASS A       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance          175,689,167.17           0.00  38,418,492.16  68,000,000.00  64,000,000.00  170,418,492.16  5,270,675.01
Total Note Balance          170,418,492.16           0.00  38,418,492.16  68,000,000.00  64,000,000.00  170,418,492.16          0.00

EOP:
Class Percentages                  100.00%                                                                      97.00%         3.00%
Number of Current Month
    Closed Contracts                   303
Number of Reopened Loans                 0
Number of Contracts - EOP           10,495
Total Pool Balance  -  EOP  169,430,157.63           0.00  32,347,252.91  68,000,000.00  64,000,000.00  164,347,252.91  5,082,904.72
Total Note Balance - EOP    164,347,252.91           0.00  32,347,252.91  68,000,000.00  64,000,000.00  164,347,252.91          0.00

Class Collateral Pool
        Factors                 0.65738901     0.00000000     0.49765004     1.00000000     1.00000000                    0.00000000

Weighted Average APR of
    Remaining Portfolio          12.58947%
Weighted Average Monthly
    Dealer Participation
    Fee Rate                      0.00003%
Weighted Average Adjusted
    APR (net of Monthly
    Dealer Participation)
    of Remaining Portfolio       12.58944%
Weighted Average
    Remaining Term                   53.23
Weighted Average
    Original Term                    68.44

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                           CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:           Principal                                                 2,465,135.78
                            Interest                                                  1,648,154.69
Early Payoffs:              Principal Collected                                       2,376,317.36
                            Early Payoff Excess Servicing Compensation                    1,276.90
                            Early Payoff Principal Net of Rule of 78s Adj.            2,375,040.46          194
                            Interest                                                     23,249.65
Liquidated Receivable:      Principal Collected                                          84,470.94
                            Liquidated Receivable Excess Servicing Compensation               0.00
                            Liquidated Receivable Principal Net of Rule of 78s Adj.      84,470.94          109
                            Interest                                                       (416.69)
Cram Down Loss:             Principal                                                         0.00
Purchase Amount:            Principal                                                         0.00            0
                            Interest                                                          0.00
                                   Total Principal                                    4,924,647.18
                                    Total Interest                                    1,670,987.65
                            Total Principal and Interest                              6,595,634.83
Recoveries                                                                              576,137.86
Excess Servicing Compensation                                                             1,276.90
Late Fees & Miscellaneous Fees                                                           47,290.32
Collection Account Customer Cash                                                      7,220,339.91
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                      3,751.08
Servicer Simple Interest Shortfall or (Excess)                                          118,913.51
Simple Interest Excess to Spread Account                                                      0.00
Available Funds                                                                       7,343,004.50

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        DISTRIBUTION          SHORTFALL / DRAW
DISTRIBUTION                                                                               AMOUNT             DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        7,343,004.50
Monthly Dealer Participation Fee                                          1.17          7,343,003.33                 0.00
Prior Unpaid Dealer Participation Fee                                     0.00          7,343,003.33

Servicing Fees:            Current Month Servicing Fee              322,096.81
                           Prior Period Unpaid Servicing Fee              0.00
                           Late Fees & Miscellaneous Fees            47,290.32
                           Excess Servicing Compensation              1,276.90
                                   Total Servicing Fees:            370,664.03          6,972,339.30                 0.00
Senior Strip:                                                        36,601.91          6,935,737.39                 0.00
Certificate Insurer:                             Premium             49,705.40          6,886,031.99                 0.00
Indenture Trustee Fee                                                   497.05          6,885,534.94                 0.00
Custodian Fee                                                         2,928.15          6,882,606.79                 0.00
Backup Servicer Fee                                                   3,147.76          6,879,459.03                 0.00
Prior Unpaid Certificate Insurer Premium                                  0.00          6,879,459.03                 0.00
Prior Unpaid Indenture Trustee Fee                                        0.00          6,879,459.03                 0.00
Prior Unpaid Custodian Fee                                                0.00          6,879,459.03                 0.00
Prior Unpaid Backup Servicing Fee                                         0.00          6,879,459.03                 0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                      AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:      Current Month                                      0.00    6,879,459.03           0.00
                              Prior Carryover Shortfall                          0.00    6,879,459.03
Class A-2 Note Interest:      Current Month                                 47,734.98    6,831,724.05           0.00
                              Prior Carryover Shortfall                          0.00    6,831,724.05
Class A-3 Note Interest:      Current Month                                114,523.33    6,717,200.72           0.00
                              Prior Carryover Shortfall                          0.00    6,717,200.72
Class A-4 Note Interest:      Current Month                                147,893.33    6,569,307.39           0.00
                              Prior Carryover Shortfall                          0.00    6,569,307.39
Class A-1 Note Principal:     Current Month                                      0.00    6,569,307.39           0.00
                              Prior Carryover Shortfall                          0.00    6,569,307.39
Class A-2 Note Principal:     Current Month                              6,071,239.25      498,068.14           0.00
                              Prior Carryover Shortfall                          0.00      498,068.14
Class A-3 Note Principal:     Current Month                                      0.00      498,068.14           0.00
                              Prior Carryover Shortfall                          0.00      498,068.14
Class A-4 Note Principal:     Current Month                                      0.00      498,068.14           0.00
                              Prior Carryover Shortfall                          0.00      498,068.14
Certificate Insurer:          Reimbursement Obligations                          0.00      498,068.14           0.00
Expenses:                     Trust Collateral Agent                         1,000.00      497,068.14           0.00
                              Indenture Trustee                                  0.00      497,068.14           0.00
                              Custodian                                          0.00      497,068.14           0.00
                              Backup Servicer                                    0.00      497,068.14           0.00
Senior Strip Allocation                                                          0.00      497,068.14
Class B Note Interest:        Current Month                                      0.00      497,068.14           0.00
                              Prior Carryover Shortfall                          0.00      497,068.14
Distribution to the Class B Reserve Account                                      0.00      497,068.14
Distribution (from) the Class B Reserve Account                                  0.00      497,068.14
Distribution to (from) the Spread Account                                  497,068.14            0.00


------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:     BOP Liquidated Receivable Principal Balance         1,418,833.30
                            Liquidation Principal Proceeds                         84,470.94
                            Principal Loss                                      1,334,362.36
                            Prior Month Cumulative Principal Loss LTD           9,713,232.83
                            Cumulative Principal Loss LTD                      11,047,595.19


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:       # OF CONTRACTS       AMOUNT    % OF TOTAL POOL BALANCE
Current                           7,809   126,419,897.98       74.61%
1-29 Days                         2,329    38,665,326.21       22.82%
30-59 Days                          161     2,096,857.15        1.24%
60-89 Days                           85     1,089,817.43        0.64%
90-119 Days                          66       689,621.87        0.41%
120 Days or More                     45       468,636.99        0.28%
Total                            10,495   169,430,157.63      100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                             Trigger    Trigger  Event of Default  Event of
                           Current Month    Threshold    Event      Threshold      Default

Average Delinquency Ratio     1.74226%        6.00%        NO         8.00%           NO
Cumulative Default Rate        5.11%          9.08%        NO         10.45%          NO
Cumulative Loss Rate           2.67%          4.84%        NO         6.05%           NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                          CERTIFICATE INVENTORY                                           RECOVERY INVENTORY
                                 # OF CONTRACTS           AMOUNT *                                     # OF CONTRACTS    AMOUNT *
Prior Month Inventory                       49           810,920.25      Prior Month Inventory                      18    356,876.15
Repurchased                                  0                 0.00      Repurchased                                 0          0.00
Adj. Prior Month Inventory                  49           810,920.25      Adjusted Prior Month Inventory             18    356,876.15
Current Month Repos                         45           849,019.56      Current Month Repos                        69  1,245,114.83
Repos Actually Liquidated                   45           741,808.61      Repos from Trust Liquidation                1     29,489.89
Repos Liquidated at 60+ or 150+              1            29,489.89      Repos Actually Liquidated                  66  1,194,681.85
Dealer Payoff                                0                 0.00      Dealer Payoff                               0          0.00
Redeemed / Cured                             1            38,463.63      Redeemed / Cured                            0          0.00
Purchased Repos                              0                 0.00      Purchased Repos                             0          0.00
Current Month Inventory                     47           850,177.68      Current Month Inventory                    22    436,799.02

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                                 # OF CONTRACTS           AMOUNT
Current Month Balance                      109         1,418,833.30
Cumulative Balance                         827        11,958,522.70
Current Month Proceeds                                    84,054.25
Cumulative Proceeds                                      906,022.22
Current Month Recoveries                                 576,137.86
Cumulative Recoveries                                  4,375,907.92

                                               RECEIVABLES LIQUIDATED AT 150 OR
                                               MORE DAYS DELINQUENT, 60 OR MORE
                                               DAYS PAST THE DAY AVAILABLE FOR SALE                  CUMULATIVE RECEIVABLE
                                               AND BY ELECTION:                                    LIQUIDATED AT 150+ AND 60+:

                                                       Balance      Units                           Balance        Units
Prior Month                                           42,727.68          5                         96,794.56            10
Current Trust Liquidation Balance                     30,955.78          3                         30,955.78             3
Current Monthly Principal Payments                      (336.29)
Reopened Loan Due to NSF                                   0.00          4
Current Repurchases                                        0.00          0
Current Recovery Sale Proceeds                          (346.42)        (8)
Deficiency Balance of Sold Vehicles                  (23,697.96)
EOP                                                   49,302.79          4                        127,750.34            13


SPREAD ACCOUNT RECONCILIATION
                                                                           REQUISITE AMOUNT:   13,554,412.61
Total Deposit                                                11,125,000.00
BOP Balance                                                  14,055,133.37
Remaining Distribution Amount                                   497,068.14
Simple Interest Excess to Spread Account                                 -
Investment Income                                                 9,911.18
Current Month Draw                                                       -
EOP Balance Prior to Distribution                            14,562,112.69

Current Spread Account Release Amount                         1,007,700.08

EOP Balance                                                  13,554,412.61

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION

                                                                                       SPECIFIED CLASS B
                                                                                       RESERVE BALANCE:       0.00
Total Deposit                                                        2,187,500.00
BOP Balance                                                                     -
Excess Due Class B Reserve  From Spread Account                      1,007,700.08
Senior Strip                                                                    -
Investment Income                                                               -
Current Month Draw                                                              -
EOP Balance Prior to Distribution                                    1,007,700.08

Class B Reserve Account Release Amount                               1,007,700.08

EOP Balance                                                                     -

    Class B Principal Payment Amount                                            -

    Distribution to Certificateholder                                1,007,700.08

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

--------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                            CUMULATIVE GROSS DEFAULT:
--------------------------------------------------------------------------------------------------------------
         UP TO MONTH    TRIGGER EVENT    EVENT OF DEFAULT    UP TO MONTH    TRIGGER EVENT    EVENT OF DEFAULT
              3             1.21%              1.82%              3             2.42%             3.93%
              6             2.42%              3.33%              6             4.84%             6.05%
              9             3.03%              4.24%              9             5.75%             7.15%
              12            4.84%              6.05%              12            9.08%             10.45%
              15            5.50%              6.88%              15            10.45%            12.65%
              18            6.60%              8.25%              18            13.20%            15.13%
              21            7.70%              9.63%              21            14.30%            17.60%
              24            8.53%             10.45%              24            15.68%            19.25%
              27            9.08%             11.28%              27            16.50%            20.63%
              30            9.90%             12.10%              30            18.15%            22.00%
              33            10.45%            12.93%              33            19.25%            23.65%
              36            11.00%            13.48%              36            20.08%            24.75%
              39            11.28%            13.75%              39            20.63%            25.30%
              42            11.55%            14.30%              42            21.45%            26.13%
              45            11.55%            14.30%              45            22.00%            26.13%
              48            11.55%            14.30%              48            22.00%            26.13%
              51            11.55%            14.30%              51            22.00%            26.13%
              54            11.55%            14.30%              54            22.00%            26.13%
              57            11.55%            14.30%              57            22.00%            26.13%
              60            11.55%            14.30%              60            22.00%            26.13%
              63            11.55%            14.30%              63            22.00%            26.13%
              66            11.55%            14.30%              66            22.00%            26.13%
              69            11.55%            14.30%              69            22.00%            26.13%
              72            11.55%            14.30%              72            22.00%            26.13%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
--------------------------------------------------------------------------------
       UP TO MONTH                  TRIGGER EVENT           EVENT OF DEFAULT
                    12                  6.00%                    8.00%
                    24                  7.00%                    9.00%
                    72                  8.00%                    10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of February 29, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.


--------------------------


/s/ Maureen E. Morley
--------------------------
Maureen E. Morley
Vice President and Controller